MONTHLY CERTIFICATEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

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                 FIRST NORTH AMERICAN NATIONAL BANK MASTER TRUST
                                  SERIES 1997-2

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Pursuant to the Amended and Restated Master Pooling and Servicing Agreement dated as of December 31, 2001 the "Pooling and Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of November 25, 1997 (the "Supplement" and, together with the Pooling and Servicing Agreement, the "Agreement"), each between DC Funding International, Inc., a Delaware corporation, as Transferor, First North American National Bank, a national banking association, as Servicer, and First Union National Bank, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Collection Period is set forth below:


 Collection Period Ending                                    January 31, 2003
 Determination Date                                         February 10, 2003
 Distribution Date                                          February 18, 2003

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 Class A Accumulation Period ("Y" or "N")?                          N
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 Class B Accumulation Period ("Y" or "N")?                          N
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 Early Amortization Period ("Y" or "N")?                            N
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 Class B Investor Amount paid in full ("Y" or "N")?                 Y
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 MASTER TRUST INFORMATION

 Receivables

 1.   The aggregate amount of Receivables less all Receivables
      in Charged-Off Accounts as of the end of the last day of
      the Collection Period was equal to:                                                       $ 1,574,823,998.16

 2.   The aggregate amount of Principal Receivables as of the
      end of the last day of the Collection Period (not including
      reduction for Discount Receivables) was equal to:                                         $ 1,539,431,879.53

 3.   The average Discount Percentage for the Collection Period:                                             2.00%

 4.   The aggregate amount of Discount Option Receivables as of
      the end of the last day of the Collection Period was equal to:                            $    30,788,637.59

 5.   The aggregate amount of Principal Receivables as of the
      end of the last day of the Collection Period (including
      reduction for Discount Receivables) was equal to:                                         $ 1,508,643,241.94

 6.   The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (not including
      increase for Discount Receivables) was equal to:                                          $    35,392,118.63

 7.   The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (including
      increase for Discount Receivables) was equal to:                                          $    66,180,756.22

 8.   The average amount of Receivables for the Collection
      Period was equal to:
      a. Average Principal Receivables (including reduction for Discount Option Receivables)    $ 1,512,577,322.22
      b. Average Total Receivables                                                              $ 1,579,639,224.14

 9.   The Transferor Amount as of the end of the last day of the
       Collection Period:                                                                       $    34,943,241.94

 10.  Minimum Transferor Amount required as of end of last day of Collection Period:            $             0.00

 11.  The aggregate amount of Principal Charge-Offs for the
      Collection Period (including reduction for Discount
      Option Receivables) was equal to:                                                         $    17,781,713.00

 12.  The aggregate amount of Finance Charge Charge-Offs
      for the Collection Period (including increase for
      Discount Option Receivables) was equal to:                                                $     3,745,992.27

 13.  The Excess Funding Account Balance as of the end of the
      last day of the Collection Period                                                         $             0.00


 Collections

 14.  The aggregate amount of Principal Collections for the
      Collection Period was equal to:
      a.)  Collection of Principal Receivables:                                                 $    94,075,932.42
      b.)  Discount Receivable Collections:                                                     $    (1,881,518.65)
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                                                                                                ------------------
      c.) Total Principal Receivable Collections:                                               $    92,194,413.77


 15.  The aggregate amount of Finance Charge Collections for the
      Collection Period was equal to:
      a.)  Collection of Finance Charge Receivables                                             $    25,980,017.37
      b.)  Interchange Amount                                                                   $     1,255,841.98
      c.)  Discount Receivable Collections                                                      $     1,881,518.65
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                                                                                                ------------------
      d.)  Total Finance Charge Receivable Collections                                          $    29,117,377.99

 16.  The aggregate amount of interest earnings (net of losses and investment expenses) on the Excess Funding
      Account for the Collection Period:                                                        $             0.00

 17.  The aggregate amount of Recoveries for the relevant Collection Period                     $     2,129,810.35

 18.  The aggregate amount of Collections processed for the
      Collection Period:                                                                        $   123,441,602.12

 Invested Amounts

 19.  The 1997-2 Net Investment at the end of the last day of the
      Collection Period was equal to:
      a.  Class A                                                                               $             0.00
      b.  Class B                                                                               $             0.00
      c.  Collateral Indebtedness Interest                                                      $             0.00
      d.  Class D                                                                               $    99,000,000.00
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                                                                                                ------------------
      e.  Total                                                                                 $    99,000,000.00

 20.  The average amount of the 1997-2 Net Investment for the
      Collection Period was equal to:
      a.  Class A                                                                               $             0.00
      b.  Class B                                                                               $             0.00
      c.  Collateral Indebtedness Interest                                                      $    34,346,149.74
      d.  Class D                                                                               $    99,000,000.00
                                                                                                 ------------------
                                                                                                 ------------------
      e.  Total                                                                                 $   133,346,149.74

 21.  The 2001-B Net Investment at the end of the last day of the
      Collection Period was equal to:
      a. Class A-1 Invested Amount                                                              $    14,000,000.00
      b. Class A-2 Invested Amount                                                              $     9,000,000.00
      c. Class B Invested Amount                                                                $     3,200,000.00
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      d. Total                                                                                  $    26,200,000.00

 22.  The average amount of the 2001-B Net Investment for the
      Collection Period was equal to:
      a. Class A-1 Invested Amount                                                              $    14,000,000.00
      b. Class A-2 Invested Amount                                                              $     9,000,000.00
      c. Class B Invested Amount                                                                $     3,200,000.00
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      d. Total                                                                                  $    26,200,000.00

 23.  The 2001-C Net Investment at the end of the last day of the
      Collection Period was equal to:
      a.  Class A-1 Invested Amount                                                             $   267,000,000.00
      b.  Class A-2 Invested Amount                                                             $   267,000,000.00
      c.  Class A-3 Invested Amount                                                             $   238,500,000.00
      d.  Class B Invested Amount                                                               $   106,000,000.00
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      e.  Total                                                                                 $   878,500,000.00

 24.  The average amount of the 2001-C Net Investment for the
      Collection Period was equal to:
      a.  Class A-1 Invested Amount                                                             $   267,000,000.00
      b.  Class A-2 Invested Amount                                                             $   267,000,000.00
      c.  Class A-3 Invested Amount                                                             $   192,048,387.10
      d.  Class B Invested Amount                                                               $    99,612,903.23
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      e.  Total                                                                                 $   825,661,290.32

 25.  The 2002-A Net Investment at the end of the last day of the
      Collection Period was equal to:
      a.  Class A                                                                               $   415,950,000.00
      b.  Class B                                                                               $    54,050,000.00
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      c.  Total                                                                                 $   470,000,000.00

 26.  The average amount of the 2002-A Net Investment for the
      Collection Period was equal to:
      a.  Class A                                                                               $   415,950,000.00
      b.  Class B                                                                               $    54,050,000.00
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      c.  Total                                                                                 $   470,000,000.00

 27.  The aggregate Invested Amount across all series of Investor
      Certificates outstanding as of the end of the last day of the
      Collection Period:                                                                        $ 1,473,700,000.00

 Series 1997-2 Allocation Percentages

 28.  The Fixed Allocation Percentage with respect to the Collection Period:
              a.  Class A                                                                       %           39.66%
              b.  Class B                                                                       %            8.88%
              c.  Collateral Indebtedness Interest                                              %            4.14%
              d.  Class D                                                                       %            6.51%
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              e.  Series 1997-2 Total                                                           %           59.20%

 29.  The Floating Allocation Percentage with respect to the Collection Period:
              a.  Class A                                                                       %            0.00%
              b.  Class B                                                                       %            0.00%
              c.  Collateral Indebtedness Interest                                              %            4.14%
              d.  Class D                                                                       %            6.51%
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              e.  Series 1997-2 Total                                                           %           10.66%

 Allocation of Collections

 30.  The Series 1997-2 allocation of Collections of Principal
      Receivables for the Collection Period:
              a.  Class A                                                                       $    36,568,667.61
              b.  Class B                                                                       $     8,187,015.14
              c.  Collateral Indebtedness Interest                                              $     3,820,607.06
              d.  Class D                                                                       $     6,003,811.10
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              e.  Series 1997-2 Total                                                           $    54,580,100.90


 31.  The Series 1997-2 allocation of Collections of Finance
      Charge Receivables for the Collection Period:
              a.  Class A                                                                       $             0.00
              b.  Class B                                                                       $             0.00
              c.  Collateral Indebtedness Interest                                              $     1,206,646.43
              d.  Class D                                                                       $     1,896,158.67
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              e.  Series 1997-2 Total                                                           $     3,102,805.10

 Portfolio Yield and Delinquencies

 32.  The Portfolio Yield for the  Collection Period:                                           %            5.28%

 33.  The 3-month average Portfolio Yield for the three most recent
      Collection Periods:                                                                       %            6.00%

 34.  The Base Rate for the Collection Period:                                                  %            2.25%

 35.  The 3-month average Base Rate for the three most recent
      Collection Periods:                                                                       %            2.39%

 36.  The 3-month average Portfolio Adjusted Yield:                                             %            3.61%

 37.  The amount of Shared Excess Finance Charge Collections allocable to Series 1997-2 with respect to any Finance Charge
      Shortfall in such Series for the Collection Period:                                       $             0.00

 38.  The aggregate outstanding balance of Receivables which were, as of the last day of the Collection Period:
      (a) Delinquent 31 to 60 days                                                              $    38,183,098.21
      (b) Delinquent 61 to 90 days                                                              $    29,201,228.10
      (c) Delinquent 91 days or more                                                            $    60,040,651.85

 Determination of Monthly Interest

 39.  Class A Monthly Interest:
              a.  Class A Monthly Interest                                                      $             0.00
              b.  Funds allocated and available to pay Class A
                   Monthly Interest for the Collection Period (4.3a)                            $             0.00
              c.  Class A Interest Shortfall (b less a)                                         $             0.00
              d.  Class A Additional Interest                                                   $             0.00

 40.  Class B Monthly Interest:
              a.  Class B Monthly Interest                                                      $             0.00
              b.  Funds allocated and available to pay Class B
                   Monthly Interest for the Collection Period (4.3b)                            $        97,758.24
              c.  Class B Interest Shortfall (b less a)                                         $             0.00
              d.  Class B Additional Interest                                                   $             0.00

 41.  Collateral Monthly Interest and Class D Monthly Interest:
              a.  Collateral/Class D Monthly Interest                                           $       324,360.00
              b.  Funds allocated and available to pay Collateral/
                   Class D Monthly Interest for the Collection Period                           $     3,102,805.10
              c.  Collateral/Class D Interest Shortfall (b less a)                              $             0.00
              d.  Collateral/Class D Additional Interest                                        $             0.00

 Determination of Monthly Principal

 42.  Class A Monthly Principal (pursuant to section 4.4a):
           (X)a.  Available Principal Collections on deposit in the
                  Collection Account and available for distribution:                            $             0.00
           (Y)a.  Controlled Accumulation Amount                                                $             0.00
              b.  Deficit Controlled Accumulation Amount (prior period)                         $             0.00
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              c.  Controlled Deposit Amount (sum a + b)                                         $             0.00
           (Z)a.  Class A Invested Amount                                                       $             0.00
      Class A Monthly Principal (the least of x,y,z)                                            $             0.00

 43.  Class B Monthly Principal (pursuant to section 4.4b)
      (distributable only after payout of Class A)
           (X)a.  Available Principal Collections on deposit in the
                  Collection Account and available for distribution:                            $             0.00
           (Y)a.  Controlled Accumulation Amount                                                $             0.00
              b.  Deficit Controlled Accumulation Amount                                        $             0.00
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                                                                                                ------------------
              c.  Controlled Deposit Amount (sum a + b)                                         $             0.00
           (Z)a.  Class B Invested Amount                                                       $             0.00
      Class B Monthly Principal (the least of x,y,z)                                            $             0.00

 44.  Collateral Monthly Principal
              a.  pursuant to 4.4(c) (i) prior to occurrence of
                  Early Amortization or payment in full of the
                  Class B Investor Amount (optional)                                            $             0.00
              b.  pursuant to 4.4(c) prior to occurrence of
                  Early Amortization or payment in full of the
                  Class B Investor Amount                                                       $    54,580,100.90

 45.  Class D Monthly Principal (pursuant to section 4.4d)                                      $             0.00

 Available Funds

 46.  Class A Available Funds
              a.  Class A Finance Charge allocation                                             $             0.00
              b.  Prior to Class B Principal Commencement Date, the
                  amount of Principal Funding Investment Proceeds and
                  Reserve Account Investment Proceeds for such prior Collection Period          $             0.00
              c.  Any amount of Reserve Account withdrawn and
                 included in Class A Available Funds (section 4.14d)                            $             0.00
              d.  Class A Available Funds (sum a-c)                                             $             0.00

 47.  Class B Available Funds
              a.  Class B Finance Charge allocation                                             $             0.00
              b.  On or After Class B Principal Commencement Date, the
                  amount of Principal Funding Investment Proceeds for
                  such prior Collection Period                                                  $        97,758.24
              c.  Any amount of Reserve Account withdrawn and
                 included in Class B Available Funds (section 4.14d)                            $             0.00
              d.  Class B Available Funds (sum a-c)                                             $        97,758.24

 48.  Collateral Available Funds:
              a.  Collateral Finance Charge allocation                                          $     1,206,646.43

 49.  Class D Available Funds
              a.  Class D Finance Charge allocation                                             $     1,896,158.67


 Reallocated Principal Collections

 50.  Class D Subordinated Principal Collections (to the extent                                 $             0.00
      needed to fund Required Amounts)

 51.  Collateral Subordinated Principal Collections (to the extent                              $             0.00
      needed to fund Required Amounts)

 52.  Class B Subordinated Principal Collections (to the extent                                 $             0.00
      needed to fund Required Amounts)

 53.  Total Reallocated Principal Collections                                                   $             0.00


 Investor Default Amounts

 54.  Class A Investor Default Amount                                                           $             0.00


 55.  Class B Investor Default Amount                                                           $             0.00


 56.  Collateral Investor Default Amount                                                        $       736,887.80


 57.  Class D Investor Default Amount                                                           $     1,157,966.54


 58.  Aggregate Investor Default Amount                                                         $     1,894,854.33


 Allocable Amounts for Series 1997-2

 59.  The Allocable Amount for Series 1997-2 as of the end of the
      Collection Period (Inv Default Amt + Series 97-2 Adjust Amt)
           Class A                                                                              $             0.00
           Class B                                                                              $             0.00
           Class C                                                                              $       736,887.80
           Class D                                                                              $     1,157,966.54
                                                                                                ------------------
                                                                                                ------------------
      Aggregate Allocable Amount                                                                $     1,894,854.33


 Required Amounts for Series 1997-2

 60.  Class A Required Amount (section 4.5a)
           (a)  i.  Class A Monthly Interest for current Distribution
                    Date                                                                        $             0.00
               ii.   Class A Monthly Interest previously due but not
                    paid                                                                        $             0.00
              iii.   Class A Additional Interest for prior Collection Period
                    or previously due but not paid                                              $             0.00
              iv.   Class A Allocable Amount                                                    $             0.00
               v.    Class A Servicing Fee, including previously due but
                     not paid (if FNANB is no longer Servicer)                                  $             0.00
           (b)      Class A Available Funds                                                     $             0.00
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                    Class A Required Amount (sum of I-iv minus b)                               $             0.00

 61.  Class B Required Amount (section 4.5b)
           (x)  i.  Class B Monthly Interest for current Distribution
                    Date                                                                        $             0.00
               ii.   Class B Monthly Interest previously due but not
                    paid                                                                        $             0.00
              iii.   Class B Additional Interest for prior Collection Period
                    or previously due but not paid                                              $             0.00
              iv.    Class B Servicing Fee, including previously due but
                     not paid (if FNANB is no longer Servicer)                                  $             0.00
                    Class B Available Funds                                                     $        97,758.24
           (y)      Excess of Class B Allocable Amount over
                    funds available to make payments (section 4.8d)                             $             0.00
             -----------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------
                    Class B Required Amount ((sum of i-iv) minus Class B                        $             0.00
                    Available funds plus y)

 62.  Collateral/Class D Required Amount (section 4.5c)
           (x)i.  Collateral/Class D Monthly Interest for current
                  Distribution date                                                             $       324,360.00
              ii.  Collateral/Class D Monthly Interest previously
                  due but not paid                                                              $             0.00
              iii.  Collateral/Class D Additional Interest for prior
                  Collection Period or previously due but not paid                              $             0.00
              iv.  Collateral/Class D Servicing Fee, including previously due
                  but not paid (if FNANB is no longer Servicer)                                 $             0.00
                  Collateral/Class D Available Funds                                            $     3,102,805.10
           (y)    Excess of Collateral/Class D Allocable Amount
                  amount over funds available to make payments                                  $             0.00
                  Collateral/Class D Required Amount ((sum of i-iv minus
                  Collateral/Class D Available Funds plus y)                                    $             0.00

 Investor Charge-Offs

 63.  The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount, Collateral Indebtedness
      Amount and Class D Invested Amount
              a.  Class A                                                                       $             0.00
              b.  Class B                                                                       $             0.00
              c.  Collateral Indebtedness Amount                                                $             0.00
              d.  Class D                                                                       $             0.00

 64.  The aggregate amount of Class B Investor Charge-Offs and the reductions  in the Collateral Indebtedness Amount and Class D
      Invested Amount
              a.  Class B                                                                       $             0.00
              b.  Collateral Indebtedness Amount                                                $             0.00
              c.  Class D                                                                       $             0.00

 65.  The aggregate amount of Collateral Charge-Offs and the reductions in Class D Invested Amount
              a.  Collateral Indebtedness Amount                                                $             0.00
              b.  Class D                                                                       $             0.00

 Servicing Fee

 66.  Class A Servicing Fee for the Collection Period                                           $             0.00

 67.  Class B Servicing Fee for the Collection Period                                           $             0.00

 68.  Collateral Servicing Fee for the Collection Period                                        $       105,000.00

 69.  Class D Servicing Fee for the Collection Period                                           $       165,000.00

 Enhancement
            (18% of total Invested Amount)
 70.  Required Enhancement Amount
              a. Invested Amount as of the last day of the Collection Period                    $    99,000,000.00
              b.  Required Enhancement Amount (line a times 18%)                                $    27,000,000.00

 71.  Enhancement Surplus
              a.  Available Cash Collateral Account                                             $             0.00
              b.  Collateral Indebtedness Amount                                                $             0.00
              c.  Class D Invested Amount                                                       $    99,000,000.00
              d.  Required Enhancement Amount                                                   $    27,000,000.00
              e.  Available Enhancement Amount                                                  $    99,000,000.00
              f.  Enhancement Surplus (e plus deposits less d)                                  $    72,000,000.00
              g.   Enhancement deficiency, deposit excess Finance
                   Charge to Cash Collateral Account                                            $             0.00

 Reserve Account

 72.  Lowest historical 3-month Portfolio Adjusted Yield
      (must be > 4%, or line 72 will adjust accordingly)                                        %            2.59%

 73.  Reserve Account Funding Date (based on line 71)                                                      9/17/01

 74.  Required Reserve Account Amount (after the Reserve Account
      Funding Date, 0.5% times the Class A Adjusted Investor Amount
      or any other amount designated by the Transferor)                                         $             0.00

 75.  Covered Amount                                                                            $             0.00

 76.  Available Reserve Account Amount
              a.  Reserve Draw Amount                                                           $             0.00
              b.  Amount of deposit in the Reserve Account on the
                   Distribution Date                                                            $       675,741.56
              c.  Reserve Account Investment Proceeds                                           $           741.56
              d.  Amount on deposit in the Reserve Account at end of relevent
                   Due Period less Investment Proceeds                                          $       675,000.00
              e.  Required Reserve Account Amount                                               $             0.00
              f.  Available Reserve Account Amount (After Reserve Draw)                         $             0.00
              g.  Required Reserve Account Deposit on Distribution Date                         $             0.00

 Principal Funding Account

 77.  Principal Funding Account Balance as of prior Distribution Date less                      $   135,000,000.00
      investment proceeds

 78.  a.  Daily deposits to the Principal Funding Account during the
            relevant Due Period                                                                 $    63,000,000.00
      b.   Principal Funding Account investment proceeds                                        $        97,758.24

 79.  Withdrawal from the Principal Funding Account during the relevant
      Due Period                                                                                $   135,105,336.48

 80.  Principal Funding Account Balance as of the current Distribution Date
      less investment proceeds                                                                  $    63,000,000.00

 81. As of the date hereof, no Early Amortization Event has been deemed to have occurred during the Collection Period.

 Certificate LIBOR Determination

 82.  Certificate LIBOR Determination date for the Collection Period                                       1/13/03

 83.  Certificate LIBOR rate for the Collection Period                                          %         1.37000%

 84. As of the date hereof, no Early Amortization Event has been deemed to have occured during the Collection Period.


      IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 18th day of February, 2003.

                    FIRST NORTH AMERICAN NATIONAL BANK,
                    as Servicer


                     By /s/Philip J. Dunn
                           Name:  Philip J. Dunn
                           Title:    Vice President